As filed with the Securities and Exchange Commission on September 1, 2017
Registration No.333-219586

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No. [   ]
(Check appropriate box or boxes)

360 FUNDS
(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including (877) 244-6235

The Corporation Trust Company
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With copy to:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Title of Securities Being Registered:  Class A, and Class I Shares of the Crow Point Defined Risk Global Equity Income Fund series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS
CONTENTS OF REGISTRATION STATEMENT

Cover Sheet

Contents of Registration Statement

Part A — Proxy Statement/Prospectus
Part B — Statement of Additional Information
Part C — Other Information
Signature Page
Exhibits

Crow Point Defined Risk Global Equity Income Fund

Class A Shares (Ticker Symbol: CGHAX)
 Class I Shares (Ticker Symbol: CGHIX)

A Series of Northern Lights Fund Trust II
17605 Wright Street
Omaha, Nebraska 68130
 (402) 895-1600

August 31, 2017

Dear Shareholder:

           We are sending this information to you because you are a shareholder of the Crow Point Defined Risk Global Equity Income Fund (the “Existing Fund”), a series of Northern Lights Fund Trust II (“NLFT II”).  After careful consideration, Crow Point Partners, LLC, the Existing Fund’s investment adviser (the “Adviser”), recommended the reorganization (the “Reorganization”) of the Existing Fund into an identically-named, newly created series of 360 Funds (the “New Fund”).  The proposed Reorganization will not result in a change in the investment adviser to the Existing Fund, or any change to the Existing Fund’s investment objective and investment strategies.

A Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund is to be held at 10:00 a.m. Eastern Time on October 6, 2017, at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Hauppague, New York 11788, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As explained in the enclosed information statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization (the “Plan”), your current shares in the Existing Fund will be exchanged for corresponding shares of the New Fund at the closing of the Reorganization.  Assuming that the parties comply with the terms of the Plan and supply appropriate representation letters, the exchange will be a tax-free reorganization.  You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

It is anticipated that, following the Reorganization, the New Fund’s net total annual operating expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net total annual operating expense ratio (after fee waivers and expense reimbursements) as a result of the Adviser’s obligation to cap Fund expenses.  It is anticipated that the total operating expenses of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund.  As a result, the amount that the Adviser will be required to waive and/or reimburse would be reduced.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the reorganization.  The Adviser and not the Existing Fund, will pay all expenses in connection with the Reorganization, including the costs relating to the Special Meeting and Proxy Statement.

Shareholders of the Existing Fund will vote on the Reorganization of the Existing Fund into the identically-named New Fund.  If Existing Fund shareholders approve the Reorganization and certain closing conditions are met, the Reorganization is expected to take effect on or about October 7, 2017.  At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for corresponding shares of the identically-named New Fund with the same aggregate net asset value as that of your Existing Fund shares at the time of the reorganization, as follows:

Northern Lights Fund Trust II		360 Funds
Crow Point Defined Risk Global Equity Income Fund	à	Crow Point Defined Risk Global Equity Income Fund

The Board of Trustees of NLFT II has approved the proposed Reorganization, at the request of the Adviser, subject to approval by the Existing Fund’s shareholders.

More information on the New Fund, reasons for the proposed Reorganization and projected benefits of the Reorganization are contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference.  Shareholder approval is required to effect the Reorganization, which is expected to close on or about October 7, 2017.

If you have questions, please contact the Fund at 1-855-754-7940.

/s/ Kevin Wolf
Sincerely,
Kevin Wolf, President
Northern Lights Fund Trust II

NORTHERN LIGHTS FUND TRUST II
Crow Point Defined Risk Global Equity Income Fund

17605 Wright Street
Omaha, Nebraska 68130
(402) 895-1600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD October 6, 2017

To the Shareholders of the Crow Point Defined Risk Global Equity Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Crow Point Defined Risk Global Equity Income Fund (the “Existing Fund”) is to be held at 10:00 a.m. Eastern Time on Friday, October 6, 2017 at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Hauppauge, New York 11778.  At the Special Meeting, Existing Fund shareholders will consider a proposal to approve the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Existing Fund will transfer that portion of its assets attributable to its Class A and Class I shares, respectively, (in aggregate, all of its assets) to an identically named, newly-created series of 360 Funds (the “New Fund”), as indicated below, in exchange for shares of the corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”).  Shares of the New Fund will be distributed proportionately to shareholders of the corresponding class of the Existing Fund.

Northern Lights Fund Trust II – Crow Point Defined Risk Global Equity Income Fund (the Existing Fund)	360 Funds –Crow Point Defined Risk Global Equity Income Fund (the New Fund)
Crow Point Defined Risk Global Equity Income Fund (Class A and I Shares)	Crow Point Defined Risk Global Equity Income Fund (Class A, C, and I Shares)

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Shareholders of record of the shares of beneficial interest in the Existing Fund as of the close of business on August 30, 2017, are entitled to vote on the Reorganization of the Existing Fund at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Northern Lights Fund Trust II,

/s/ Kevin Wolf
Kevin Wolf
President
Northern Lights Fund Trust II

 August 31, 2017
i

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 6, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://proxyonline.com/docs/crowpoint2017.pdf.  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Northern Lights Fund Trust II in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 6, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://proxyonline.com/docs/crowpoint2017.pdf.  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

NORTHERN LIGHTS FUND TRUST II
Crow Point Defined Risk Global Equity Income Fund

17605 Wright Street
Omaha, Nebraska 68130

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August 31, 2017

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for the Crow Point Defined Risk Global Equity Income Fund (the “Existing Fund”), and a prospectus for shares of the new Crow Point Defined Risk Global Equity Income Fund (the “New Fund”), a newly created series of 360 Funds. The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization by and among Northern Lights Fund Trust II (“NLFT II”) on behalf of the Existing Fund, 360 Funds on behalf of the New Fund, and Crow Point Partners, LLC (the “Plan”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to move your Existing Fund from its existing multi-series trust to another multi-series trust – 360 Funds – which offers a lower cost operating structure.  Crow Point Partners, LLC (the “Adviser”), the investment adviser to the Existing Fund, has negotiated services for third party service providers within 360 Funds for the New Fund that it believes are more favorable than those currently in place for the Existing Fund within NLFT II.  The Adviser also advises two other mutual funds which it also plans to reorganize into 360 Funds, and believes that having all three mutual funds it advises as series of the 360 Funds may help in the marketing of the funds. Following the Reorganization, third party service providers for the New Fund will be: M3Sixty Administration, LLC (accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency) (“M3Sixty”), Fifth Third Bank (custodian), and Matrix 360 Distributors, LLC (distribution). The New Fund will be overseen by a different Board of Trustees.

The Adviser to the Existing Fund and the New Fund, believes that, following the proposed Reorganization, the New Fund’s net expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net expense ratio (after fee waivers and expense reimbursements).  It is anticipated that the total operating expense of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund.  As a result, the amount that the Adviser will be required to waive and/or reimburse would be reduced.

The Adviser recommends that the Existing Fund be reorganized as a series of 360 Funds.

Question:  How will the Reorganization work?

Answer:  To reorganize the Existing Fund as a series of 360 Funds, a new fund with the same investment adviser, investment objective and investment strategies as the Existing Fund, referred to as the “New Fund”, has been created as a new series of 360 Funds.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (Classes A and I) (in aggregate, all of its assets) to the New Fund in return for shares of each corresponding class (Classes A and I) of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the applicable class of the Existing Fund in liquidation of the Existing Fund in proportion to their holdings in such class of the Existing Fund’s shares.  The Existing Fund and New Fund will offer two classes of shares: Class A and Class I.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about October 7, 2017.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  If you are a shareholder of the Existing Fund, you will become a shareholder of the same class of shares of the New Fund.  The shares of the New Fund that you receive immediately following the Reorganization will be of the same class and have a total net asset value equal to the total net asset value of the shares you held in the Existing Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Existing Fund’s Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift day-to-day portfolio management responsibility.  By engaging the Adviser to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for managing the Existing Fund since 2012. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.

The Reorganization will affect certain service providers to the Existing Fund as follows:

Service Providers	Existing Fund, a series of Northern Lights Fund Trust II	New Fund, a series of 360 Funds
Investment Adviser	Crow Point Partners, LLC	No Change – Crow Point Partners, LLC
Distributor & Principal Underwriter	Northern Lights Distributors, LLC	Change – Matrix 360 Distributors, LLC
Custodian	Huntington National Bank	Change – Fifth Third Bank
Transfer Agent & Dividend Disbursing Agent	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC
Accounting Agent	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC
Administrator	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC

The Reorganization will move the assets of the Existing Fund from NLFT II, a Delaware statutory trust, to the New Fund, to the New Fund, a series of 360 Funds, a Delaware statutory trust. In conjunction therewith, the New Fund will operate under the supervision of a different Board of Trustees.  The differences between these two Delaware statutory trusts are negligible with respect to operation of the Funds.  The most significant difference between the two Trusts is that each is overseen by a different Board.  More discussion on the Delaware statutory trusts is below under “Form of Organization” in the Proxy Statement.
v

Question:  Who will manage the New Fund?

Answer:  The Adviser will continue to be responsible for overseeing the management of the New Fund, and two of the three portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.  The Adviser has been serving as the investment adviser to the Existing Fund since April 2012. As of March 31, 2017, the Adviser had approximately $807 million in client assets under management, all managed on a discretionary basis.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Crow Point Defined Risk Global Equity Income Fund?

Answer: It is anticipated that the New Fund’s operating expenses following the Reorganization will be slightly lower than the Existing Fund’s current operating expenses.  However, as a result of the Adviser’s  obligation to cap the Existing Fund’s and the New Fund’s operating expenses, as described below, the Existing Fund’s and the New Fund’s net expense ratios (after fee waivers/expense reimbursements) are expected to be the same.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Existing Fund, through at least September 30, 2017,  to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.25%, and 1.00% of the Fund’s average net assets, for Class A and Class I shares, respectively. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of NLFT II (the “NLFT II Board”). The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

The Adviser has agreed to continue this expense cap agreement for the New Fund through September 30, 2018 on similar terms as the Existing Fund’s expense cap agreement, except that the agreement can be terminated only by, or with the consent of the Board of Trustees of the 360 Funds.

If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund.

Question:  Will the Reorganization result in any taxes?

Answer:  Neither the Existing Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.  Assuming that the parties comply with the terms of the Plan and supply appropriate representation letters, NLFT II and 360 Funds will receive an opinion that the transaction is a tax-free reorganization.  Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal to approve the Plan can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Adviser will pay all expenses in connection with the Reorganization, including all of the costs relating to the Special Meeting and the Proxy Statement.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of the Existing Fund do not approve the Plan, the Reorganization will not take effect and the NLFT II Board will take such action as it deems to be in the best interests of the Existing Fund and its shareholders, including continuing the Existing Fund within NLFT II.

Question:  How do I vote my shares?

Answer:  You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.  You may also vote your shares in person by personally attending the meeting on October 6, 2017 at the offices of Gemini Fund Services, LLC, at 80 Arkay Drive, Hauppague, New York 11788.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the Reorganization, Plan, this Proxy Statement or the proxy card, please do not hesitate to call 1-855-754-7940.

COMBINED PROXY STATEMENT/PROSPECTUS

August 31, 2017

FOR THE REORGANIZATION OF

Crow Point Defined Risk Global Equity Income Fund
(a series of Northern Lights Fund Trust II)

17605 Wright Street
Omaha, Nebraska 68130
 (402) 895-1600

IN EXCHANGE FOR SHARES OF

Crow Point Defined Risk Global Equity Income Fund
(a series of 360 Funds)

4520 Main Street, Suite 1425
Kansas City, Missouri 64111
(877) 244-6235

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Existing Fund (as defined below) and a prospectus for the New Fund (as defined below).  This Proxy Statement contains information you should know before voting on the following proposal with respect to the Existing Fund, as indicated below.  Please read this Proxy Statement and keep it for future reference.

Proposal: To approve the Agreement and Plan of Reorganization (the “Plan”) by and among Northern Lights Fund Trust II (“NLFT”), on behalf of its series Crow Point Defined Risk Global Equity Income Fund (the “Existing Fund”), 360 Funds, on behalf of its series Crow Point Defined Risk Global Equity Income Fund (the “New Fund”), and Crow Point Partners, LLC (the “Adviser). Under the Plan, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the New Fund in exchange for shares of each corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund. Shares of the New Fund will be distributed proportionately to shareholders of the relevant class of the Existing Fund (the “Reorganization”).

The Proposal will be considered at a special meeting of shareholders (“Special Meeting”) to be held at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Hauppague, New York 11788, on Friday, October 6, 2017 at 10:00 a.m. Eastern Time.

NLFT II is an open-end management investment company organized as a Delaware statutory trust.  360 Funds is an open-end management investment company organized as a Delaware statutory trust.  The Adviser is the investment adviser to the Existing Fund and will be responsible for providing investment advisory and portfolio management services to the New Fund following the Reorganization.

If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-855-754-7940 or in writing at 17605 Wright Street, Omaha, Nebraska 68130.   Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of the Existing Fund’s annual report for the fiscal year ended May 31, 2017, or its most recent semi-annual report, please contact Gemini Fund Services, Inc., 17605 Wright Street, Omaha Nebraska 68130 or call 1-855-754-7940.

How the Reorganization Will Work:

•
The Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (the “Reorganization Shares”) and the assumption by the New Fund of all of the Existing Fund’s liabilities.

•
The New Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Existing Fund, less the liabilities it assumes from the Existing Fund.  Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Existing Fund (in liquidation of the Existing Fund) in proportion to their holdings in such class of the Existing Fund.

•	After the Reorganization is complete, Existing Fund shareholders will be shareholders of the New Fund, and the Existing Fund will be dissolved.

The Adviser and the NLFT II Board carefully considered the proposed Reorganization, and, after careful consideration, the Board approved the Reorganization based upon the Adviser’s recommendation.  A copy of the form of the Plan is attached to this Proxy Statement as Appendix A.  As further described later in this Proxy Statement, the Plan is required to be approved by a majority of the outstanding shares of the Existing Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, shareholders of the Existing Fund are being asked to vote on and approve the Plan.

The Existing Fund’s Prospectus dated October 1, 2016, as amended October 31, 2016 and Annual Report to Shareholders for the fiscal year ended May 31, 2017, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to NLFT II, through the Internet at http://www.cppfunds.com or by calling (855) 754-7940.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•
The Prospectus and Statement of Additional Information for the Existing Fund dated October 1, 2016, as amended, is incorporated by reference to Post-Effective Amendment No. 316 to NLFT II’s Registration Statement on Form N-1A (File No. 811-22549), filed with the SEC on September 27, 2016 (and as supplemented on October 31, 2016).

•
The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund, is incorporated by reference to the Annual Report of the Existing Fund for the fiscal year ended May 31, 2017, filed on Form N-CSR (File No. 811-22549) with the SEC on August 9, 2017.

•
The unaudited financial statements of the Existing Fund are incorporated by reference to the Semi-Annual Report of the Existing Fund for the six-month fiscal period ended November 30, 2016, filed on Form N-CSR (File No. 811-22549) with the SEC on February 7, 2017.

This Proxy Statement will be mailed on or about September 1, 2017 to shareholders of record of the Existing Fund as of August 30, 2017 (the “Record Date”).

Copies of these materials and other information about 360 Funds, the Existing Fund and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund:
Crow Point Defined Risk Global Equity Income Fund c/o Gemini Fund Services, Inc. 17605 Wright Street Omaha, Nebraska 68130 (855) 754-7940 http://www.cppfunds.com	Crow Point Defined Risk Global Equity Income Fund c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway , Suite 100 Fairway, Kansas 66205 (877) 244-6235 https://cppinvest.com/mutual-funds/

Shareholder approval is required to effect the Reorganization.  The Special Meeting is scheduled for October 6, 2017.  If you are unable to attend the Special Meeting, please complete and return the enclosed Proxy Card by October 6, 2017.

The SEC has not approved or disapproved the New Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement.  Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY	5
REORGANIZATION PROPOSAL	5
INFORMATION ABOUT THE REORGANIZATION	29
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	34
VOTING INFORMATION	41
INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	43
LEGAL MATTERS	43
EXPERTS	44
OTHER MATTERS	44
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

SUMMARY

This Proxy Statement is being used by the Existing Fund to solicit proxies to vote at the Special Meeting.   The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein.  You should read carefully the entire Proxy Statement, including the Plan for the Existing Fund, the form of which is attached as Appendix A, because it contains details that are not in the summary.

Under the Plan, the Existing Fund would be reorganized into a newly created series of 360 Funds, a Delaware statutory trust (the “Reorganization”).  The New Fund was created solely for the purpose of acquiring and carrying on the business of the Existing Fund and will not engage in any operations prior to the Reorganization other than in connection with organizational activities.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (referred to as the Reorganization Shares) and the New Fund’s assumption of the Existing Fund’s liabilities.  The Plan further provides that the Existing Fund will then distribute each class of Reorganization Shares (Class A and Class I) received from the New Fund to the shareholders of the corresponding class of the Existing Fund (Class A and Class I) in proportion to their holdings in such class of the Existing Fund. The Reorganization, if approved by shareholders, is expected to take place on October 7, 2017, although that date may be adjusted in accordance with the terms of the Plan.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The NLFT II Board has fixed the close of business on August 30, 2017 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.  In considering whether to approve the Reorganization, you should review the information in this Proxy Statement.

REORGANIZATION PROPOSAL

Comparison of the Existing Fund’s and the New Fund’s Investment Objectives, Strategies and Risks.

The Existing Fund and the New Fund have identical investment objectives and strategies, which are presented below.  The New Fund has been created as a new series of 360 Funds solely for the purpose of acquiring the Existing Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization.  For a comparison of the Existing Fund’s and the New Fund’s investment limitations, please see the section “Additional Information about the Existing Fund and the New Fund—Comparison of Investment Limitations,” below.

Investment Objective

The Existing Fund and the New Fund share the same investment objective: to seek income with long-term growth of capital as a secondary objective.

Principal Investment Strategies

The principal investment strategies and processes of the Existing Fund and the New Fund (in this section, collectively, the “Fund”) are identical and are as follows:

The Fund intends to achieve its investment objective through buying a portfolio of high dividend paying common stocks of U.S. and non-U.S. companies and other equity securities like preferred and convertible stocks and then actively hedging the Fund’s equity exposure with options. Capital growth is expected to be realized from an increase in value of the underlying equities that comprise the portfolio, and a steadily increasing stream of dividends. Under normal conditions, the Fund intends to invest in equity securities of issuers located in at least five different countries, including the U.S. Additionally, the Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets.

The Fund expects normally to invest at least 80% of its total assets in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Fund’s Adviser believes have the potential to increase dividends over time. The Fund has flexibility to invest up to 20% of its net assets in preferred securities. Securities will be chosen using a proprietary fundamental investment process by which the Fund’s Adviser seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully or to pay a significant special dividend.

The Fund may enter into short sales on equity securities that the Fund’s Adviser expects to decline in value. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

Although not every equity security in the Fund’s portfolio will pay dividends, the Fund’s Adviser will select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Fund’s Adviser will not limit its investments to companies that are representative of any particular investment style.

The Fund may invest in equity securities of any type, including, for example, real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), and closed-end investment companies. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Fund’s Adviser otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities.

The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Standard & Poor’s or Moody’s. High-yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that junk bonds would exceed in the aggregate 5% of Fund’s total assets.

The Adviser may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Adviser may enter into on behalf of the Fund.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market).

Principal Risks

A discussion regarding certain principal risks of investing in the Existing Fund and the New Fund is set forth below.  Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed, the New Fund will obtain the portfolio of the Existing Fund, the Existing Fund’s and the New Fund’s principal risks are the same.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

•	General Risk –There is no assurance that the Fund will meet its investment objective; you could lose money by investing in the Fund.

•	Market Risk – Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods.

•	Equity Securities Risk – Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•
Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

•
Value Investing Risk – Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

•
Derivatives Risk – The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.

•
Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.

•
Short Position Risk – The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•
Foreign (Non-U.S.) Securities Risk – Investments in foreign securities carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”

•
Currency Risk – The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments denominated in foreign securities.

•
Emerging Market Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

•
Smaller Capitalization Risk – Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

•
Large Capitalization Company Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

•
Mid-Capitalization Company Risk – The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•	Limited Operating History Risk – The Fund has a limited history of operation. Accordingly, an investment in the Fund may entail a higher degree of risk.

•	Interest Rate Risk – The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.

•
Credit Risk – The Fund’s debt investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money.

•
High-Yield or “Junk” Security Risk – Investments in debt securities that are rated below investment grade by one or more nationally recognized statistical rating organization (“NRSRO”) (“high-yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High-yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

•
Other Investment Companies Risk – The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

•
Exchange-Traded Funds Risk – Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•
REIT Risk – The value of the Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

•
Managed Fund Risk – The investment decisions of the Fund’s Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

•
High Portfolio Turnover Risk – The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

•
Cyber Security Risk – As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Performance:

The bar chart below shows how the Existing Fund’s investment results have varied from year to year since the Fund’s inception. The bar chart shows the performance of the Existing Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The table below shows how the Existing Fund’s Class A and Class I average annual total returns compare over time to those of a broad-based securities market index. The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. This information provides some indication of the risks of investing in the Existing Fund or the New Fund.  Past performance of the Existing Fund is not necessarily an indication of how the Existing Fund or New Fund will perform in the future.  The New Fund has no performance history, as it will not commence investment operations until after the Reorganization is completed.  Following the Reorganization, the New Fund will assume the performance information of the Existing Fund, and will be subject to the same risks.

Annual Total Returns (Class A Shares)
(for calendar years ended December 31)

Class A Shares1

Calendar Year Returns as of December 31

[1]	The returns shown in the bar chart are for Class A shares. The performance of Class I shares will differ due to differences in expenses.

The calendar year-to-date return for the Fund’s Class A shares as of June 30, 2017 was 3.55%.

During the period shown in the bar chart, the best performance for a quarter was 2.31% (for the quarter ended June 30, 2014). The worst performance was -5.40% (for the quarter ended September 30, 2015).

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2016)

	One Year	Life of Fund
Class A Shares
Return Before Taxes	-0.13%	-0.52%*
Return After Taxes on Distributions	-0.64%	-1.52%
Return After Taxes on Distributions and Sale of Fund Shares	0.34%	-0.49%
Class I shares
Return Before Taxes	2.46%	-0.11%**
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	15.45%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	1.86%

*	Class A shares of the Crow Point Defined Risk Global Equity Income Fund commenced operations on June 1, 2012.

**	Class I shares of the Crow Point Defined Risk Global Equity Income Fund commenced operations on April 10, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class A Shares. After tax returns for Class I shares will vary.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following table describes the expenses that you may pay if you buy and hold shares of the Existing Fund compared to the New Fund.  These fees and expenses are based on expenses incurred by the Existing Fund during its most recently completed fiscal year.

Each of the Existing Fund and the New Fund offer two classes of shares sold at net asset value, without an initial sales charge.

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Fund Class A Shares	New Fund Class A Shares (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares Held Less Than 60 Days (as a % of amount redeemed)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Fund Class A Shares	New Fund Class A Shares (pro forma)
Management Fees	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses
Interest Expenses	0.04%	0.04%
Total Other Expenses	2.97%	2.16%[1]
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	4.15%	3.34%
Fee Waivers and Expense Reimbursements	(2.85)%	(2.04%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements	1.30%[3]	1.30%[4]

1.	The New Fund’s “Total Other Expenses” have been estimated and restated based on contractual arrangements with the Fund’s current service providers.

2.
This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

3.
Pursuant to an operating expense limitation agreement between the Adviser and NLFT II, the Adviser has agreed to waive its fees and/or absorb expenses of the Existing Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Existing Fund do not exceed 1.25%, and 1.00% of the Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the NLFT II Board. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Existing Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

4.
Pursuant to an operating expense limitation agreement between the Adviser and the 360 Funds, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the New Fund do not exceed 1.25%, and 1.00% of the New Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of the 360 Funds (the “360 Funds Board”). The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the New Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

Class I Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Fund Class I Shares	New Fund Class I Shares (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares Held Less Than 60 Days (as a % of amount redeemed)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Fund Class I Shares	New Fund Class I Shares (pro forma)
Management Fees	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses
Interest Expense	0.04%	0.04%
Total Other Expenses	3.96%	3.15%[1]
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	4.89%	4.08%
Fee Waivers and Expense Reimbursements	(3.84)%	(3.03%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements	1.05%[3]	1.05%[4]

1.	The New Fund’s “Total Other Expenses” have been estimated and restated based on contractual arrangements with the Fund’s current service providers.

2.
This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

3.
Pursuant to an operating expense limitation agreement between the Adviser and NLFT II, the Adviser has agreed to waive its fees and/or absorb expenses of the Existing Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation) for the Existing Fund do not exceed 1.25%, and 1.00% of the Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the NLFT II Board. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Existing Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

4.
Pursuant to an operating expense limitation agreement between the Adviser and 360 Funds, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation) for the New Fund do not exceed 1.25%, and 1.00% of the Fund’s average net assets, for Class A and Class I shares, respectively, through September 30, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the 360 Funds Board. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the New Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

Example

This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds.  The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  With respect to the New Fund, the Example assumes that the Reorganization has been completed.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one).  The Contingent Deferred Sales Charge (the “CDSC”) is not included in these calculations for Class A Shares. If the CDSC were included, your costs would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund (Class A)	$354	$1,203	$2,066	$4,288
New Fund (Class A) (Pro Forma)	$354	$1,043	$1,754	$3,639

Existing Fund (Class I)	$107	$1,125	$2,145	$4,705
New Fund (Class I) (Pro Forma)	$107	$963	$1,835	$4,086

Portfolio Turnover:

The Existing Fund pays, and the New Fund will pay upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Examples above, affect the Fund’s performance.  During the most recent fiscal year ending May 31, 2017, Existing Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Comparison of Expense Limitations

As noted in the table above, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses for each class of shares of the Existing Fund through September 30, 2017. In connection with the Reorganization, the Adviser has contractually agreed to extend this expense limitation agreement on behalf of the New Fund through September 30, 2018.  The new expense limitation agreement may not be terminated except by the Board of Trustees of 360 Funds (the “360 Funds Board”).

If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund.

The following table describes for the Existing Fund, the amount of previously waived expenses for which the Adviser is entitled to seek reimbursement.

Subject to Repayment until May 31st	Fee Waiver/Expense Reimbursement or Recoupment of Prior Expenses Waived/Reimbursed by Adviser
2018	$243,921
2019	$264,268
2020	$205,491

Under the terms of the current expense limitation agreement with NLFT II, the Adviser has $713,680 subject to recoupment as of the date of this Proxy Statement.

Additional Information about the Existing Fund and the New Fund

Below is additional information about the Existing Fund’s and the New Fund’s investment objective and risks (referred to as “Funds” in this section.  The additional information is identical.

Additional Information about Fund Investments

The primary investment objective of the Crow Point Defined Risk Global Equity Income Fund (the “Fund”) is to seek income with long-term growth of capital as a secondary objective.

The Fund intends to achieve its investment objective through buying a portfolio of high dividend paying common stocks of U.S. and non-U.S. companies and other equity securities like preferred and convertible stocks and then actively hedging the Fund’s equity exposure with options. Capital growth is expected to be realized from an increase in value of the underlying equities that comprise the portfolio, and a steadily increasing stream of dividends. Under normal conditions, the Fund intends to invest in equity securities of issuers located in at least five different countries, including the U.S. Additionally, the Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets.

The Fund expects normally to invest at least 80% of its total assets in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Fund’s Adviser believes have the potential to increase dividends over time. The Fund has the flexibility to invest up to 20% of its net assets in preferred securities. Securities will be chosen using a proprietary fundamental investment process by which the Fund’s Adviser seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully or to pay a significant special dividend.

The Fund may enter into short sales on equity securities that the Fund’s Adviser expects to decline in value. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

Although not every equity security in the Fund’s portfolio will pay dividends, the Fund’s Adviser will select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Fund’s Adviser will not limit its investments to companies that are representative of any particular investment style.

The Fund may invest in equity securities of any type, including, for example, real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), and closed-end investment companies. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Fund’s Adviser otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities.

The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Standard & Poor’s or Moody’s. High-yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that junk bonds would exceed in the aggregate 5% of Fund’s total assets.

The Adviser may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Adviser may enter into on behalf of the Fund.

The Fund’s Adviser, a specialty investment firm that focuses on global equity income opportunities, utilizes fundamentally-driven investment process is used to identify companies with attractive and growing franchises, sustainable and high dividend yields, and low correlations to the broader equity markets. Long dated put options will be employed to hedge individual stock positions. Call options will be sold when possible to reduce the costs of the put protection and to offer additional yield support. Individual position concentration will be low to help reduce risk. In addition, options will be purchased and sold on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors for the purpose of hedging the portfolio against losses.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market). Listed option contracts are typically originated and standardized by securities exchanges and clearing houses. Over-the-counter options are not originated or standardized by any exchange or clearing house or listed and traded on an options exchange. Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options bought and sold short (written) by the Fund will not be issued, guaranteed, or cleared by any exchange or clearing house. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations.

The portfolio management team employs a research-driven investment process to identify the most attractive investment opportunities within the highest-yielding sectors of the global public equity markets. The investment process combines top/down perspective and bottom-up stock selection. Emphasis is given to companies that either have high, sustainable dividend yields, or have increased dividends at greater than market rates historically. The investment team employs a buy-and-hold strategy. Continual monitoring of the portfolio along with a strict sell discipline are essential parts of the team’s investment process.

Step 1: Idea Generation - The investment team first identifies trends that are expected to drive investment returns and then identifies stocks most levered to that trend. A multi-step screening process is then applied that begins with dividends as the investment team believes there is a direct relationship between increased dividend payouts and increased shareholder value. It is believed that Step 1 will generate an average of 300 names that warrant further analysis.

Step 2: Initial Valuation - Valuation is emphasized in Step Two. The screens here incorporate traditional value metrics like p/e ratios, cash flow yields, and enterprise value to cash flow ratios. From the start of the investment process valuation is always emphasized as the investment team believes that with lower expectations comes lower risk and more potential for upside. A valuation matrix is built by sector for each sector.

Step 3: Prioritize Research – In Step Three secondary investment considerations are applied to force prioritization of research. Here, preference is given to stocks subject to but not limited to, potential catalysts, a long period of previous stock underperformance, increasing insider ownership, improving industry dynamics, a lack of sell-side research coverage, and high rates of short interest. In addition, it is here that the investment team will also investigate companies that would be considered “turnarounds” and whose results have been poor due to company-specific and/or industry-wide conditions that the investment team believes are temporary. It is also here that the team will also investigate companies or industries that are out of favor, or whose earnings have disappointed causing a drop in a stock price beyond the perceived fair value for that business. It is believed that Steps Two and Three will narrow the initial list of screened names from 300 in Step One to 200.

Step 4: Company Analysis – It is here that the investment team will choose to research a company in greater detail based on its initial conclusions from the following: that its industry-specific valuation is attractive; that it is a growing rather than declining business, that its sources of prior earnings growth are expected to continue; that management has proven to be disciplined with respect to acquisitions and asset disposals and its capital expenditures; the company’s total addressable market is sizeable and growing; that barriers to entry for its products and services are high; its market shares are trending higher; it has known sources of a competitive advantage; and it operates efficiently as evidenced by growing margins. It is believed that Step Four will narrow the investible universe to as few as 50 names.

The investable universe consists of approximately 300 names worldwide. Through the construction process, the team seeks to build a diversified portfolio of attractive securities while reducing overall portfolio risk. It is not uncommon for the portfolio management team to be invested in the same names for a period of years. It is estimated that 60% of the Fund will be invested in names where absolute dividend rates are high and capital appreciation potential is moderate, and 40% will be invested in stocks the manager believes to be significantly undervalued that have also increased dividend payments at rates greater than the market but have lower absolute dividend yields than the portfolio average. A small subset of that group will also consist of stocks with low absolute valuation levels, higher capital appreciation potential than the rest of the portfolio, but potentially lower dividend yields or growth rates.

Portfolio Guidelines:

•	Number of securities: 60-120

•	All sectors, no restrictions as to geography or market capitalization.

•	Maximum position size 2% to 3%.

•
All holdings hedged with puts where possible. Long-dated puts will be purchased when possible (six months out on average). The managers will attempt to purchase puts with strike prices 2-5% below stock prices at the time of purchase.

•	Covered calls sold against put positions at the manager’s discretion.

•	The Fund has flexibility to invest up to 20% of its net assets in preferred securities.

Derivatives Strategy:

The Fund will be an active user of options for hedging purposes. When possible, long equity positions will be married to a put option with an expiration date three to six months out from time of purchase. When possible, the fund will try and purchase puts at strike prices between two and ten percent below the price of the underlying equity at time of purchase. To offset the cost of the puts and to add some additional yield support, a series of covered calls will be sold in each month prior to the expiration of the put. The options strategy will be actively managed. If the underlying equities rise in value, the put positions will be sold prior to expiry and rolled out six more months at the next higher available strike. Selling call spreads will also be used in order to retain maximum upside potential in the underlying equities.

Additional Information about Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

General Risk – There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk – Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short-term or long-term period. Additionally, prices of equity securities generally fluctuate more than those of other securities, such as debt securities.

Equity Securities Risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Value Investing Risk – Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the estimated intrinsic value was misjudged. Additionally, such securities may decline in value in the short or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Other Investment Companies Risk – The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund. As an investor in another investment company, the Fund would be subject to the risks of that investment company’s portfolio. Investing in another investment company may also involve paying a premium above the value of that investment company’s portfolio securities.

Exchange-Traded Funds Risk – Investment in ETFs carry security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

REIT Risk – Investment in REITs is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to a number of factors, including but not limited to disruptions in real estate markets, increased vacancies or declining rents, increased property taxes and other operating costs, low demand or oversupply, the failure of borrowers to repay loans in a timely manner, changes in tax and regulatory requirements and changes in interest rates or rates of inflation. REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Derivatives Risk – The Fund will be an active user of options for hedging purposes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss. In particular, the Fund may enter into options traded over-the-counter (or OTC options), which allows the Fund great flexibility to tailor the option to its needs. However OTC options generally involve greater risk than exchange-traded options.

Short Position Risk – The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Foreign (Non-U.S.) Securities Risk – The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks can include political and economic instability; foreign taxation; different or lower standards in accounting, auditing and financial reporting; less-developed securities regulation and trading systems; fluctuations in foreign currency exchange rates; and the risk that a country may impose controls on the exchange or repatriation of foreign currency, any of which could negatively affect the Fund. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Currency Risk – The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. For example, an increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged; however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses as a result of the change in the relationship between the U.S. Dollar and the respective foreign currency.

Emerging Market Risk – Foreign markets can perform differently from the U.S. market. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Smaller Capitalization Risk – As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

Large Capitalization Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Risk – Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Limited Operating History Risk – The Fund has a limited history of operations. Accordingly, an investment in the Fund may entail a higher degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective notwithstanding the performance of any or all of the foregoing or their respective affiliates or principals in other transactions including, without limitation, arrangements similar in nature to the Fund.

Interest Rate Risk – The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of these investments will vary as interest rates fluctuate. Generally, debt securities will decrease in value when interest rates rise and rise in value when interest rates decline. The longer the effective maturity of the Fund’s debt securities, the more sensitive their value will be to interest rate changes.

Credit Risk – The Fund’s debt investments are subject to credit risk. The value of a debt instrument is based, in part, on the credit quality of the borrower, which depends on its ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower; changes in specific market, economic, industry, political and regulatory conditions that affect a particular type of instrument or borrower; and changes in general market, economic, political and regulatory conditions. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

High-Yield or “Junk” Security Risk – Investments in debt securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High-yield securities are also generally considered to be highly speculative and subject to greater market risk than higher-rated securities. The capacity of issuers of high-yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high-yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high-yield securities at desired prices.

Managed Fund Risk – The investment decisions of the Fund’s Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Fund’s investment adviser may be incorrect in an assessment of a particular industry or company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

High Portfolio Turnover Rate Risk – The Fund’s investment strategies may result in a turnover rate as high as or greater than 100%. This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Cyber Security Risk – As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Comparison of Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations of the Existing Fund compared to those of the New Fund (together with the Existing Fund, the “Funds”). These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares.  The limitations are identical.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, the Funds may not:

1.	Senior Securities.

Existing Fund: Issue Senior Securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

New Fund: Issue Senior Securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

Comparison: The policies of the Funds are identical.

2.	Borrow Money.

Existing Fund: Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

New Fund: Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

Comparison: The policies of the Funds are identical.

3.	Joint and Several Trading Account.

Existing Fund: Participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

New Fund: Participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

Comparison: The policies of the Funds are identical.

4.	Real Estate.

Existing Fund: Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

New Fund: Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

Comparison: The policies of the Funds are identical.

5.	Concentration.

Existing Fund: Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

New Fund: Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

Comparison: The policies of the Funds are identical.

6.	Commodities.

Existing Fund: Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

New Fund: Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

Comparison: The policies of Funds are identical.

7.	Loans.

Existing Fund: Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or

New Fund: Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or

Comparison: The policies of Funds are identical.

8.	Diversification.

Existing Fund: With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, or other investment companies). As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

New Fund: With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, or other investment companies). As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

Comparison: The policies of the Funds are identical.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Funds. Non-fundamental limitations may be changed at any time by the Fund’s Board of Trustees without the approval of shareholders.

As a matter of non-fundamental policy, the Funds may not:

1.	Securities of Other Investment Companies.

Existing Fund: Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or

New Fund: Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or

Comparison. The policies of the Funds are identical.

2.	Illiquid Securities.

Existing Fund: Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

New Fund: Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Comparison: The policies of the Funds are identical.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Form of Organization

The Existing Fund is organized as a diversified series of NLFT II, an open-end management investment company organized as a Delaware statutory trust. The New Fund is organized as a diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust.  The differences between these statutory trusts are negligible with respect to the operations of the Funds.  The most significant difference between the two Trusts is that each is overseen by a completely different Boards of Trustees.  For a comparison of certain differences in shareholder rights, please see “Additional Information about the Reorganization—Description of the Securities to be Issued; Rights of Shareholders,” below.

Comparison of Distribution, Purchase &Redemption Procedures

Distribution.  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 serves as distributor to the Existing Fund.  Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares.  Matrix 360 Distributors, LLC may sell the New Fund’s shares to or through qualified securities dealers or others.

Minimum Initial and Subsequent Investment Amounts.  The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund.  These minimums are: $500 and $100,000, respectively, for Class A and Class I shares regular accounts. The subsequent investment minimum is $250 for Class A shares.  Class I shares do not have a subsequent investment minimum. Shares for both the Existing Fund and the New Fund may be purchased by mail, by phone, by wire, or from your dealer, financial advisor or other financial intermediary.  The New Fund offers an automatic investment plan.  Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing of Existing Fund shares.  Please see Appendix C for additional information about purchasing shares of the New Fund.

Redemptions.  The Existing Fund and the New Fund both allow for redemption payments in the form of check or federal wire transfer.  For both the Existing Fund and the New Fund, redemption requests may be made by mail or telephone. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about redeeming Existing Fund shares.  Please see Appendix C for additional information about redeeming shares of the New Fund.

Capitalization

The following table sets forth, as of August 11, 2017, the capitalization of the Existing Fund and the hypothetical unaudited pro forma capitalization of the New Fund assuming the proposed Reorganization had taken place as of that date.  While the New Fund will not have any assets until after the Reorganization is complete, the table reflects the amount it would have if the Reorganization was completed as of August 11, 2017.

Fund Capitalization as of August 11, 2017	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
CLASS A SHARES
Existing Fund	4,437	525	$8.45
Adjustments due to Reorganization Costs	-	-	-
New Fund (pro forma)	4,437	525	$8.45

CLASS I SHARES
Existing Fund	3,440	404	$8.52
Adjustments due to Reorganization Costs	-	-	-
New Fund (pro forma)	3,440	404	$8.52

TOTAL
Existing Fund	7,877	929	-
Adjustments due to Reorganization Cost	-	-
New Fund (pro forma)	7,877	929	-

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Fund’s Prospectus and Statement of Additional Information, and the Plan.  Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

The Adviser, as investment adviser to the Existing Fund and the New Fund, recommends that the Existing Fund be reorganized as series of 360 Funds. The NLFT II Board approved the Reorganization of  the Existing Fund into the New Fund, a new series of 360 Funds, subject to shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

The primary purpose of the Reorganization is to move the investment portfolio and shareholders of the Existing Fund into 360 Funds.  The Adviser, the Existing Fund’s investment adviser, has determined that the Existing Fund could benefit from the services currently provided to series of 360 Funds and, therefore, has recommended that the Existing Fund be reorganized as a series of 360 Funds.

Service providers to 360 Funds include Fifth Third Bank (custody), M3Sixty Administration, LLC (administration, fund accounting, and transfer agency) and Matrix 360 Distributors, LLC (distribution).

The Adviser also advises two other mutual funds which it also plans to reorganize from two separate trusts into 360 Funds, and believes that having all three mutual funds it advises as series of the 360 Funds may help in the marketing of the funds.  The Adviser believes that by having three funds in one trust with the same service providers may result in certain economies of scale and more efficient management of the New Fund and the other mutual funds.

The Adviser anticipates that, based on the differences in fees charged by service providers to the New Fund versus the fees charged by service providers to the Existing Fund, gross Fund operating expenses will be reduced as a result of the Reorganization.  However, the Adviser expects that, immediately following the Reorganization, the New Fund will have the same net expense ratio (after fee waivers and expense reimbursements) as the Existing Fund because the New Fund will have the same expense cap as the Existing Fund and gross expenses for the New Fund are anticipated to be in excess of the expense cap.  The Adviser is expected to receive a financial benefit if the Reorganization is completed because the lower projected gross expenses of the New Fund following the Reorganization will mean that the Adviser will be able to collect a higher percentage of its advisory fee from (and/or reimburse less fees and expenses for) the New Fund.

The Reorganization will keep portfolio management oversight responsibility for the Fund with the Adviser.  Messrs. Timothy O’Brien and Peter J. DeCaprio, two of the Existing Fund’s three portfolio managers will be portfolio managers of the New Fund.  Mr. Amit Chandra, currently a portfolio manager for the Existing Fund, will not be a portfolio manager for the New Fund. The investment objective, investment strategies, and fundamental and non-fundamental investment limitations of the New Fund following the Reorganization will be the same as those of the Existing Fund.

Board Considerations.

The Reorganization of the Existing Fund into the New Fund was reviewed by the Board of Trustees of NLFT II (the “NLFT II Board”), with the advice and assistance of NLFT II’s counsel and counsel to the NLFT II Trustees who are not “interested persons” of the Existing Fund or of the Adviser (the “Independent Trustees”), at a special meeting of the NLFT II Board held on June 27, 2017.  In connection with this meeting, the NLFT II Board requested, and the Adviser and M3Sixty Administration, LLC provided information related to the Reorganization and 360 Funds and its service providers.  The materials reviewed and discussed by the NLFT II Board included a memorandum prepared by counsel to 360 Funds regarding Rule 17a-8 under the 1940 Act; a letter prepared by the Adviser with respect to the proposed Reorganization in response to a questionnaire sent by NLFT II counsel addressing several factors to be considered under Rule 17a-8 of the 1940 Act, including (1) any fees or expenses that will be borne directly or indirectly by the Existing Fund or the New Fund in connection with the Reorganization, (2) any effect of the Reorganization on annual fund operating expenses and shareholder fees and services, (3) any change in the Existing Fund’s investment objectives, restrictions, and policies that will result from the Reorganization, and (4) any direct or indirect federal income tax consequences of the Reorganization to existing shareholders; and a draft N-14 Proxy Statement/Prospectus, which included projected expense ratios for the New Fund following the Reorganization.

In its deliberations, the NLFT II Board did not identify any single factor that was paramount or controlling, and each NLFT II Trustee may have attributed different weights to various factors.  The general factors considered by the NLFT II Board in assessing and approving the Reorganization included, among others, in no order of priority:

•
The Adviser’s recommendation of the 360 Fund’s service providers and the Adviser’s request that the NLFT II Board approve the Reorganization based on the Adviser’s assertion that the Reorganization would be in the best interests of the Existing Fund and its shareholders;

•
The gross expense ratio, as projected by the M3Sixty Administration, LLC, administrator to the New Fund, following the proposed Reorganization (before fee waivers and/or expense reimbursements) is expected to be lower than the current gross expense ratio of the Existing Fund, based upon information in the draft N-14 provided in the meeting materials, as the result of lower service provider fee, although the NLFT II Board noted that shareholders of the New Fund would not experience an immediate decrease in expenses because current expenses for the Existing Fund and projected expenses for the New Fund are both above the level of each Fund’s expense caps;

•	The Adviser’s agreement to cap the expenses of the New Fund through at least September 30, 2018 on the same terms and at the same level as the Existing Fund’s current expense cap;

•	The Adviser’s agreement to pay all of the expenses of the Reorganization;

•
The continuity of investment advice for shareholders of the Existing Fund as it merges into the New Fund as a result of both Funds being managed by the same investment adviser using the same principal investment strategies, although it was noted that only two of the Existing Fund’s current three portfolio managers would manage the New Fund;

•	The anticipated tax-free nature of the exchange of shares in the Reorganization; and

•
The potential benefits of the Reorganization anticipated by the Adviser including lower gross total annual operating expenses and greater efficiencies in having all of the Adviser’s mutual funds consolidated into a single trust that could result in the Adviser having time to dedicate to research and portfolio activities for the New Fund and jointly develop better marketing opportunities.

After considering all of the factors outlined above and such other factors as the NLFT II Board deemed appropriate, the NLFT II Board, including the Independent Trustees, approved the Reorganization of the Existing Fund into the New Fund.  In approving the Reorganization, the NLFT II Board determined that the Reorganization would be in the best interests of the Existing Fund and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

Plan. The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund.  The form of Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan.  The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganization.

The Plan provides that upon the transfer of all of the assets and all of the liabilities of the Existing Fund to the New Fund, the New Fund will issue to the Existing Fund that number of full and fractional Class A and Class I Shares having an aggregate net asset value equal in value to the aggregate net asset value of the Existing Fund’s Class A and Class I Shares, calculated as of the closing date of the Reorganization (the “Closing Date”).  The Existing Fund will redeem each class of its shares in exchange for the corresponding class of Reorganization Shares received by it and will distribute such shares to the shareholders of the applicable class of the Existing Fund in complete liquidation of the Existing Fund.  Existing Fund shareholders will receive Reorganization Shares based on their respective holdings in the Existing Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional Class A and Class I Shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Class A and Class I Shares, respectively, held in the Existing Fund as of the Valuation Time.  Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Time, shareholders of the Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the New Fund received from the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Fund addressed to the Existing Fund and the New Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan.  Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on October 7, 2017, or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Agreement.

Costs and Expenses of the Reorganization.  The Plan provides that all expenses of the Reorganization will be borne by the Adviser.  It is estimated that the expenses of the Reorganization will be $51,000.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Existing Fund and New Fund will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code.  Accordingly, neither the Fund nor its shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Existing Fund shares received by each shareholder of the New Fund in the Reorganization should be the same as the tax basis and holding period of the Existing Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Fund shares received, the Existing Fund’s shares given up must have been held as capital assets by the shareholder.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Fund.  Capital losses for tax years beginning after 2010 generally may be carried forward without limitation.  As of  the Fund’s fiscal year ended May 31, 2017 , the Existing Fund had available for federal tax purposes unused capital loss carry-forwards of $2,034,214, which are available to offset future realized gains.  To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Existing Fund shareholders are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The New Fund and the Existing Fund will receive an opinion from the law firm of The Law Offices of John H. Lively & Associates, Inc. substantially to the effect that, based on certain facts, assumptions and representations made by the New Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)
The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)
The Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)	The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)
The New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)
A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)
For purposes of section 381, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year, Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Existing Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in the Existing Fund shareholder recognizing gain or loss with respect to the New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Existing Fund’s shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held New Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Adviser.  Crow Point Partners, LLC (the “Adviser”), a Delaware limited liability company, has been serving as the adviser to the Fund since June 1, 2012. Crow Point Partners, LLC is located at 25 Recreation Drive, Suite 206, Hingham, Massachusetts 02043. The Adviser is principally owned and controlled by its two Managing Members/Managing Directors, Timothy O’Brien and Peter J. DeCaprio.  As of March 31, 2017, Crow Point Partners, LLC had approximately $807 million in client assets under management, all managed on a discretionary basis.

Investment Advisory Agreement.  Under the investment advisory agreement with NLFT II, on behalf of the Existing Fund, and with 360 Funds, on behalf of the New Fund, the Adviser supervises the management of the Fund’s investments.

For its advisory services to the Existing Fund and the New Fund, the Adviser is entitled to receive an annual management fee equal to 0.88% of the applicable Fund’s daily net assets.  The Adviser has also agreed to reduce its fees and to reimburse expenses to ensure that Net Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs(such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.25%, and 1.00% of the Fund’s average net assets, for Class A and Class I shares, respectively. This contractual arrangement is in effect through September 30, 2017 for the Existing Fund and through September 30, 2018 for the New Fund. These operating expense limitation agreements can be terminated only by, or with the consent of, the respective Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

During the Existing Fund’s fiscal year ended May 31, 2017, the Adviser actually received an annual management fee equal to 0.00% (after waiver and reimbursement of Existing Fund expenses) from the Existing Fund.  The New Fund has not yet begun investment operations, and thus has made no payments to the Adviser.

A discussion regarding the factors considered by the 360 Funds Board in approving the investment advisory agreement between 360 Funds and the Adviser on behalf of the New Fund will be included in the New Fund’s first report to shareholders.

The Existing Fund’s semiannual report dated November 30, 2016 contains a discussion of the factors that the NLFT II Board most recently considered in renewing the Existing Fund’s investment advisory agreement.

Fund Management.  Timothy O’Brien and Peter J. DeCaprio have served as the Existing Fund’s portfolio managers since April 2012, and Amit Chandra has served as the Existing Fund’s portfolio manager since January 2013.  Mr. O’Brien and Mr. DeCaprio will serve as the portfolio managers to the New Fund following the Reorganization. Mr. Chandra will no longer serve as a portfolio manager following the Reorganization.  Information on the portfolio managers is below.  The Statement of Additional Information relating to this Proxy Statement provides additional information about the Fund’s portfolio managers, including other accounts managed by the portfolio managers, ownership of Fund shares and compensation.

Portfolio Managers for both Existing Fund and New Fund

Timothy O’Brien.
Co-Founder, Portfolio Manager & Principal Member
Mr. O’Brien co-founded Crow Point Partners in 2006 and is the firm’s Chief Investment Officer. Mr. O’Brien is the lead manager of the Wells Fargo Advantage Utilities and Telecommunications Fund (EVUAX), the Wells Fargo Advantage Utility and High Income Fund (ERH), and the Wells Fargo Advantage Global Dividend Opportunity Fund (EOD). Previously, Mr. O’Brien was the lead portfolio manager of the Gabelli Utility Fund, and the Eaton Vance Utilities Fund. He has also worked at Loomis Sayles and PNC Bank. He is a magna cum laude graduate of the University of Massachusetts, and the University of Pennsylvania’s Wharton School of Business, from which he received his MBA. Mr. O’Brien is a Chartered Financial Analyst.

Peter J. DeCaprio
Co-Founder, Portfolio Manager & Principal Member

Peter DeCaprio co-founded Crow Point Partners in 2006 and serves as the firm’s Chief Executive Officer. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors, and was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University where he received a Bachelor of Arts degree.

Portfolio Manager for Existing Fund Only

Amit Chandra, Ph.D., CFA
Portfolio Manager

Mr. Chandra joined Crow Point Partners in 2012 and serves as the firm’s Co-Chief Investment Officer and a principal. Prior to joining Crow Point, Mr. Chandra was the Chief Investment Officer of Golden Capital Management, a majority-owned subsidiary of Wells Fargo. He has also worked at Wells Capital Management and one of its predecessor firms, Evergreen Investments, beginning in March 2000. At Wells Capital Management, Mr. Chandra served as a Senior Portfolio Manager and Head of the Global Strategic Products team with over $12 billion in assets in a broad range of equity strategies, including Large-cap, Small-cap, International, and Global asset classes. These strategies included Mutual Funds, Commingled Trust Funds, Tax-Managed funds, Separately Managed Accounts, and restricted accounts (including SRI). Prior to joining Evergreen, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management. In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies as well as global asset allocation. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT Fund, and a family of TAA/Lifecycle funds. Prior to Aeltus Investments, Mr. Chandra was on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance.

Purchase, Redemption and Exchange Policies.  The purchase and redemption policies for the Existing Fund and New Fund are substantially similar and are highlighted below.  For a more complete discussion of the New Fund’s purchase, redemption and exchange policies, please see Appendix C.

The minimum initial investment for Shares of both the Existing Fund and the New Fund is $500 for Class A Shares and $100,000 for Class I Shares for regular accounts. Subsequent investments must be in amounts of $250 for Class A Shares while Class I Shares have no subsequent investment minimum. For both the Existing Fund and the New Fund, the Adviser may waive these investment minimums for a class at its discretion.  The Existing Fund and the New Fund may also waive or lower the investment minimums for investors who invest in the Existing Fund or the New Fund, as applicable, through an asset-based fee program made available through a financial intermediary.

Market Timing Policies.  Both the Existing Fund and the New Fund (for this section, collectively, the “Funds”) discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The NLFT II Board and 360 Funds Board have each adopted a policy directing the applicable Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Both the Existing Fund and the New Fund impose a redemption fee. The Funds will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 60 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Distributions.  The Existing Fund’s and New Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Tax Information.  The Existing Fund’s and New Fund’s distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Existing Fund or New Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions.  The New Fund will have the same dividend and distribution policy as the Existing Fund.  Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization.  Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

Distribution Arrangements.  The Existing Fund and the New Fund are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through each Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End.  The Existing Fund currently operates on a fiscal year ending the last day in May. Following the Reorganization, the New Fund will also operate on a fiscal year ending on the last day in May.

Shareholder Information.  As of the Record Date, The Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Existing Fund shares are set forth below in Appendix B, “Shareholder Information for the Existing Fund.”

Valuation.  The Existing Fund uses NLFT II’s Valuation Policy; the New Fund will use 360 Fund’s Valuation Policy, which is more fully discussed in Appendix C.  The Existing Fund and New Fund determine net asset value (“NAV”) in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

With respect to the Existing Fund, if market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the NLFT II Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

With respect to the New Fund, securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.  Pursuant to the policies adopted by the 360 Fund’s Board, the Adviser is responsible for notifying the 360 Fund’s Board (or the 360 Fund’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The 360 Funds Board monitors and evaluates the Fund’s use of fair value pricing.

Applying 360 Fund’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s NAV compared to applying NLFT II’s valuation policies to the Existing Fund prior to the Reorganization

Description of the Securities to be Issued; Rights of Shareholders.  The following is a summary of the material rights of shareholders of the Existing Fund and the New Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Delaware statute (the “Delaware Statute”) governing business trusts, NLFT II’s Agreement and Declaration of Trust and By-Laws and 360 Fund’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization.  The Existing Fund is a series of NLFT II, an open-end management investment company organized as a Delaware statutory trust on August 26, 2010.  The New Fund is a series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005.  The Existing Fund and the New Fund offer two classes of shares of beneficial interest.

Capital Stock.  Both NLFT II and 360 Funds are authorized to issue an unlimited number of shares of beneficial interests (or shares).  The Existing Fund is a single series of NLFT II.  The New Fund is a single series of 360 Funds. Interests in the Existing Fund and the New Fund are represented by shares of beneficial interest each with no par value.  Each of NLFT II and 360 Funds offer other series portfolios in separate prospectuses and statements of additional information.

Voting Rights.  Each share of the Existing Fund and the New Fund represent an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective class of the Fund.  NLFT II and 360 Funds shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  NLFT II and 360 Funds are not required to hold annual shareholder meetings, and it is not expected that either will do so.  However, NLFT II and 360 Funds may hold special meetings for certain purposes.  On any matters submitted to a vote of shareholders, NLFT II and 360 Funds shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the respective Board has decided that a matter only affects the interests of one or more series.

Shareholder Liability. Pursuant to the Governing Instruments, shareholders of NLFT II and 360 Funds generally are not personally liable for the acts, omissions or obligations of the Trusts or their Trustees.

Preemptive Rights.  Shareholders of NLFT II and 360 Funds are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  NLFT II is managed by the NLFT II Board.  360 Funds is managed by the 360 Funds Board. Therefore, the New Fund will have a different Board from the Existing Fund.  Below are the members of the 360 Funds Board:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Falk: 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing (financial marketing consultant) (1990-2012)	11	None
Thomas Krausz: 1944	Trustee	Since 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	11	None
Tom M. Wirtshafter: 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-present).	11	None
Gary DiCenzo: 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	11	None
Interested Trustee*
Randall K. Linscott: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	11	N/A
Officers
András P. Teleki: 1971	Chief Compliance Officer and Secretary	Since 2015
Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016– present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).
				N/A	N/A
Brandon J. Byrd: 1981	Assistant Secretary and AML Officer	Since 2013
Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money  Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012)
				N/A	N/A

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Larnell D. Smith: 1980	Treasurer	Since July 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2017 to present); Assistant Vice President, State Street Bank (2017 – 2012)	N/A	N/A
Larry E. Beaver, Jr.: 1969	Assistant Treasurer	Since July 2017
Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017 to present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017). Chief Accounting Officer, Amidex Funds, Inc. (2003-present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017). Treasurer, 360 Funds (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016)
				N/A	N/A

*	Mr. Linscott is an Interested Trustee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the New Fund’s administrator and transfer agent.

Other Fund Service Providers.  The Reorganization will affect other services currently provided to the Existing Fund.  The current service providers to the Existing Fund and the new service providers to the New Fund are listed below.

Service Providers	Existing Fund, a series of Northern Lights Fund Trust	New Fund, a series of 360 Funds
Investment Adviser	Crow Point Partners, LLC	No Change – Crow Point Partners, LLC
Distributor & Principal Underwriter	Northern Lights Distributors, LLC	Change – Matrix 360 Distributors, LLC
Custodian	Huntington National Bank	Change – Fifth Third Bank
Transfer Agent & Dividend Disbursing Agent	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC
Accounting Agent	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC
Administrator	Gemini Fund Services, LLC	Change – M3Sixty Administration, LLC

Independent Accountants.  Tait, Weller & Baker LLP serves as the independent registered public accounting firm to the Existing Fund and Sanville & Company will serve as the independent registered public accounting firm to the New Fund.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required.  Proxies are being solicited from the shareholders of the Existing Fund by the NLFT II Board for the Special Meeting to be held on October 6, 2017 at 10:00 a.m. Eastern Time at offices of Gemini Fund Services, LLC at 80 Arkay Drive, Hauppague, New York 11788, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the instructions thereon.  If you return your signed proxy card without instructions, your vote will be case in favor of the Reorganization of the Existing Fund.

The NLFT II Board has fixed the close of business on August 30, 2017 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Existing Fund was 1,037,519.214. Shareholders of record who own five percent or more of the Existing Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  The Existing Fund’s Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Existing Fund entitled to vote, as defined under the 1940 Act.  The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Reorganization. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Reorganization to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the Reorganization (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against the Reorganization may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

How to Vote.  You may vote in one of four ways

•
in person by attending the Special Meeting to be held on October 6, 2017, at 10:00 a.m. Eastern Time at offices of Gemini Fund Services, LLC at 80 Arkay Drive, Hauppague, New York 11788, or at such later time made necessary by adjournment;

•	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);
•	by Internet at the website address listed on your proxy ballot; or
•	by calling the toll-free number printed on your proxy ballot 1-855-754-7940.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies.  If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof.  If you give instructions, your vote will be cast in accordance with those instructions.  If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization.  A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.

The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that NLFT II did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of NLFT II revoking the proxy, or (iii) attending and voting in person at the Meeting.

Quorum and Adjournments.  For the Reorganization, the presence at the Special Meeting of holders of a majority of the outstanding shares the Existing Fund entitled to vote at the Special Meeting (in person or by proxy) constitutes a quorum.

If the necessary quorum to transact business or the vote required to approve the Reorganization is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Solicitation of Proxies. The Existing Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services.  If the Existing Fund does not receive your vote, you may be contacted by a representative of the Adviser who will remind you to vote your shares and help you return your proxy.  The Adviser will bear the costs of the Special Meeting.  Accordingly, it is important that you vote promptly to avoid any costs associated with any adjournments of the Special Meeting.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the Existing Fund can be found in the Existing Fund’s Prospectus. Additional information about the Existing Fund is included in the Statement of Additional Information for NLFT II.  Both the Prospectus and Statement of Additional Information are available upon request and without charge by calling the Existing Fund at 1-855-754-7940.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated October 1, 2016, as amended October 31, 2016, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Existing Fund dated October 1, 2016, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-855-754-7940.

Each of NLFT II and 360 Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by NLFT II and 360 Funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

The financial statements of the Existing Fund for the fiscal year ended May 31, 2017 have been audited by Tait, Weller & Baker LLP, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. NLFT II will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-855-754-7940 or by visiting http://www.cppfunds.com. The Annual Report for the Existing Fund also is available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended May 31, 2017 are attached as Appendix D.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by The Law Offices of John H. Lively & Associates, Inc.  Current legal matters concerning the issuance of shares for the New Fund will be passed on by The Law Offices of John H. Lively & Associates, Inc., a Member Firm of the 1940 Act Law GroupTM.

EXPERTS

The financial statements and financial highlights of the Existing Fund incorporated into this Proxy Statement by reference from the Fund’s Annual Report on Form N-CSR for the fiscal year ended May 31, 2017 has been audited (only with regard to the Annual Report) by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the New Fund will not be in operation until after the Reorganization, there are currently no financials for the New Fund.

OTHER MATTERS

The Existing Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [_____], 2017, among 360 Funds, a Delaware statutory trust, with its principal place of business at 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and Northern Lights Fund Trust II, a Delaware statutory trust, with its principal place of business at 17605 Wright Street, Omaha Nebraska 68130, (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”) (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund”) and, solely with respect to paragraph 6, Crow Point Partners, LLC (the “Adviser”).  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) liquidating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, designated as Class A shares and Class I shares (“Class A Existing Fund Shares” and “Class I Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”). The New Fund will have the same three classes of shares, Class A shares and Class I shares (“Class A New Fund Shares” and “Class I New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be substantially similar to those of the identically named class of the Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.      Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)        issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Existing Fund Shares then outstanding; and (2) Class I New Fund Shares equal to the number of full and fractional Class I Existing Fund Shares then outstanding; and

(b)       assume all of the Existing Fund’s Liabilities (as defined in paragraph 1.3 below) (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.      The Assets shall consist of all assets and property of every kind and nature, without limitation -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.      The Existing Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date.  The New Fund shall assume all remaining liabilities, obligations, expenses, costs, and charges of the Existing Fund, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser and/or its affiliates pursuant to paragraph 6, whether known or unknown, contingent, accrued, or otherwise (collectively, “Liabilities”).

1.4.       At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Existing Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Shareholder and the account for each Shareholder that holds Class I Existing Fund Shares shall be credited with the number of full and fractional Class I New Fund Shares due that Shareholder ). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.      Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.      Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7.      After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be liquidated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1.      Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after October 7, 2017 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.      The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.      The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.      The Old Trust shall deliver to the New Trust within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by Existing Fund’s Valuation Committee.

2.5.      At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)       The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Delaware (“Delaware”), and its Agreement and Declaration of Trust dated August 26, 2010 (“Old Trust Declaration”) is on file with the Secretary of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        The Existing Fund is a duly established and designated series of the Old Trust;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)        The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)        At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)        No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)        The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended May 31, 2017, have been audited by Tait, Weller and Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)        Since May 31, 2017, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)       The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)      The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)       Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)       The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)       The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(r)        To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed to the New Trust; and

(s)        The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)       The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated February 24, 2005 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)        At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares (defined below);

(e)        No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

 (f)       The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)       The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)      The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

 (n)       The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)        All expenses of the Reorganization that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) will be borne by the Adviser. No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)        Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1.      The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.      The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.      The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4.      Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.      The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.      All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.      All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.      The Investment Companies shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc.(“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)       The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the New Fund and the Existing Fund will each be “a party to a reorganization” (within the meaning of section 368(b));

(b)       The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)       The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)       The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)        A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.       Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Class A New Fund Share and one Class I New Fund Share (“Initial Shares”) to the investment adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.       The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the investment adviser or its affiliate as the New Fund’s sole shareholder; and

5.9.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

The Adviser Fund shall bear the total Reorganization Expenses. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees for the Existing Fund and New Fund, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Adviser will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Adviser, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.      By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before October 7, 2017, or such other date as to which the Investment Companies agree; or

8.2.	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1.     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

360 Funds, on behalf of the New Fund listed on Schedule A

By:
Randall K. Linscott
President

Northern Lights Fund Trust II, on behalf of the Existing Fund listed on Schedule A

By:
Kevin Wolf
President

Crow Point Partners, LLC, soley with respect to Paragraph 6

By:
Peter DeCaprio
Managing Member and Managing Director

SCHEDULE A

Existing Fund Northern Lights Fund Trust II	To be Reorganized into	New Fund 360 Funds
Crow Point Defined Risk Global Equity Income Fund	-->	Crow Point Defined Risk Global Equity Income Fund

Appendix B

SHAREHOLDER INFORMATION FOR THE EXISTING FUND

Ownership of Securities of the Fund.  As of the Record Date, the Existing Fund had the following number of shares issued and outstanding.

Series	Shares Issued & Outstanding as of August 30, 2017
Crow Point Defined Risk Global Equity Income Fund (Class A Shares)	490,420.468
Crow Point Defined Risk Global Equity Income Fund (Class I Shares)	547,098.746

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Classes of Crow Point Defined Risk Global Equity Income Fund:

	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Crow Point Defined Risk Global Equity Income Fund (Class I)	Charles Schwab & Co. FBO Customers Attn: Mutual Funds	21.74%	Record
	NFS LLC FEBO/Huntington Natl Bank	18.27%	Record
	NFS LLC FEBO/Amy Chase Gulden	6.44%	Record
Crow Point Defined Risk Global Equity Income Fund (Class A)	Charles Schwab & Co. FBO Customers Attn: Mutual Funds	12.64%	Record
	Constellation Trust Co. FBO Robert. M. Howard	6.67%	Record

As of the Record Date no beneficial shareholder owned 25% or more of the outstanding shares of the Existing Fund or a class of the Existing Fund, and as such, no beneficial shareholder would be presumed to be in “control” (as that term is defined in the 1940 Act) of the Fund or that class. Beneficial shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Existing Fund.

As of the Record Date, the Officers and Trustees of the NLFT II did not own shares of the Existing Fund.
B-1

Appendix C

INVESTING IN THE FUND

Minimum Initial Investment. The Fund’s Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment in the Class A shares is $500, with a minimum subsequent investment of $250.  The minimum initial investment in Class I shares is $100,000.  There is no minimum subsequent investment for Class I shares.  The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form.  An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund. The net asset value per Share of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized   cost   which   approximates   market   value. The   Fund   normally   uses   pricing   services   to   obtain   market quotations.  Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Board, the Adviser is responsible for notifying the Board (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluates the Fund’s use of fair value pricing.

Other Matters.  Purchases and redemptions of Shares by the same shareholder on the same day will be netted for the Fund.  All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.  Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with the Fund, take the following steps:

1.          Complete an Account Application.  Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase.  If you do not indicate which class you wish to purchase, your purchase will be invested in Class A shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.          Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars.  For regular mail orders, mail your completed application along with your check or money order made payable to the “Crow Point Defined Risk Global Equity Income Fund” to:

360 Funds
[Name of Fund and Share Class]
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, Kansas 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases.  Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then current public offering price. The minimum additional investment for any account of Class A shares in the Fund is $250, except under the automatic investment plan discussed below.  Before adding funds by bank wire, please call the Fund at (877) 244-6235 and follow the above directions for bank wire purchases.  Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.  The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan.  Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Class A shares or Class I shares through automatic charges to shareholders’ checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum for each of Class A shares or Class I shares of the Fund), which will automatically be invested in the type of shares that the shareholder holds in his or her account (Class A shares or Class I shares), at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by M3Sixty as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund Shares.
•	Certificates representing Shares are not issued.

Choosing a Share Class. The Fund offers two classes of shares (Class A shares and Class I shares). Class A shares are available for purchase by all investors. Class I shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and ongoing expenses. The decision as to which class of shares of the Fund is most beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and the sales charges, total operating expenses associated with each class, the platform to which you are purchasing shares, and the type of account in which you will hold the shares (e.g. retirement, taxable, etc.).

Class A shares generally have an initial sales load, but are subject to lower ongoing expenses.  You should consider the effect of the Contingent Deferred Sales Charge (the “CDSC”) applicable to certain redemptions of Class A shares, depending on the length of time you expect to hold your investment in the Fund.

Each investor’s considerations are different.  You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A Shares.  Class A shares are sold at net asset value plus an initial sales load. The sales load is deducted from the amount you invest. The sales load for Class A shares is reduced for purchases of $100,000 or more, as shown in the chart below.

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	2.25%	2.30%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.75%	1.75%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.25%	1.27%	1.00%
$1,000,000 or more	0.00%	0.00%	0.00%

(1)
Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Broker-Dealer Reallowances and Commissions. The broker-dealer reallowance for purchases of Class A shares under $1 million is described in the chart above. For initial purchases of Class A shares of a Fund of $1 million or more, a broker-dealer’s commission (equal to 1.00% of such purchases over $1 million) may be paid by the Adviser to participating unaffiliated broker- dealers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the broker-dealer’s commission described in this paragraph was paid in connection with the purchase of such shares. See “CDSC for Certain Purchases of Class A shares” below.”

Under certain circumstances, the Distributor may increase or decrease the reallowance to broker-dealers. The Distributor receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Reduced Sales Loads.  Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.” To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load.   Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund or any fund in the Crow Point family with the amount of any current purchases in the Fund or funds in the Crow Point family of funds in order to take advantage of the reduced sales loads in the table above.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads.  In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $50,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load. The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent.  During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your total amount stated in your Letter of Intent.  If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you.  If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once.  Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges.  These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined. To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

In addition to the Right of Accumulation and Letters of Intent, Class A shares are offered at net asset value without a sales load to the following types of investors: trustees and officers of the Fund, clients of the Adviser, employees of the Adviser (and members of their immediate families) and the Adviser and certain service providers of the Fund.  As explained above, there also is no sales load at the time of purchase on investments of $1 million or more in the Fund, but such purchases may be subject to a CDSC of 1.00% in the event of redemption within 12 months of purchase.  See “CDSC for Certain Purchases of Class A Shares” below.

Class I shares. Class I shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Class I shares of the Fund is $100,000. There is no minimum subsequent investment for Class I shares.

Additional Information about Sales Charges.  Information regarding the Fund's sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information. Further information is available by calling the Fund at (877) 244-6235.

Exchanging Shares

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or a CDSC. Shares of any class of the Fund also may be acquired in exchange for shares of the same class of any other Fund managed by the Adviser without paying a sales charge or CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail
Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:
M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, Kansas 66205

By Telephone
If you have authorized this service, you may exchange by telephone by calling (877) 244-6235.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

Redeeming Shares

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

360 Funds
[Name of Fund and Share Class]
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, Kansas 66205

Regular mail redemption requests should include the following:

(1)         Your letter of instruction specifying the Fund, account number and number of Shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)         Any required signature guarantees (see “Signature Guarantees” below); and

(3)         Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of the Fund by calling (877) 244-6235.  The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 817-3267).  The confirmation instructions must include the following:

(1)     Name of Fund;
(2)     Shareholder name(s) and account number;
(3)     Number of Shares or dollar amount to be redeemed;
(4)     Instructions for transmittal of redemption funds to the shareholder; and
(5)     Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of Shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum.  If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its Shares by payment in kind.  However, the Fund reserves the right to meet redemption requests by payment in kind where it believes it is in the best interest of the Fund and the remaining shareholders. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order.  Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders.  Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent. The Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy Shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor M3Sixty shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if M3Sixty fails to follow these established procedures, it may be liable. The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

•
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading.  In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable Shares are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund also imposes an initial sales load and a CDSC on certain Shares, each of which has the effect of discouraging Disruptive Trading in Fund Shares.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Redemption Fee.

The Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•
Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Disclosure of Portfolio Holdings.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

OTHER IMPORTANT INFORMATION

Distributions, Dividends and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares (or fractions thereof) of the Fund.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code.   At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.  The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, other than for the semi-annual period, the Fund’s independent registered public accountant, whose report, along with the Fund’s financial statements, are included in the Fund’s May 31, 2017 annual report, which is available at no charge upon request.

Crow Point Defined Risk Global Equity Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015		Year Ended May 31, 2014		Period Ended May 31, 2013 (1)
Net asset value, beginning of period	$8.20		$9.81		$10.35		$10.16		$10.00
Activity from investment operations:
Net investment income (2)	0.32		0.39		0.53		0.43		0.34
Net realized and unrealized gain (loss) on investments	0.13		(1.18)		(0.56)		0.20		(0.03)
Total from investment operations	0.45		(0.79)		(0.03)		0.63		0.31

Less distributions from:
Net investment income	(0.21)		(0.27)		(0.48)		(0.44)		(0.14)
Net realized gains	—		—		—		(0.00)(3)		(0.01)
Return of Capital	(0.11)		(0.57)		(0.03)		—		—
Total distributions	(0.32)		(0.84)		(0.51)		(0.44)		(0.15)
Paid-in-Capital From Redemption Fees	0.00(3)		0.02		0.00(3)		0.00(3)		0.00(3)
Net asset value, end of period	$8.33		$8.20		$9.81		$10.35		$10.16
Total return (4)	5.57	%(11)	(7.84)%		(0.24)%		6.42%		3.03	%(5)
Net assets, at end of period (000s)	$4,450		$11,133		$3,839		$7,937		$5,728
Ratio of gross expenses to average net assets (6)	3.68%		4.14	%(8)	3.21%		3.68%		4.99	%(7,8)
Ratio of net expenses to average net assets	1.26	%()	1.29	%(10)	1.25	%(9)	1.13	%(9)	1.26	%(7,10)
Ratio of net investment income to average net assets	3.92%		4.53%		5.30%		4.18%		3.37	%(7)
Portfolio Turnover Rate	101%		160%		113%		95%		160	%(5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class A shares commenced operations on June 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)
Total return shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividend and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)
Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.98% for the year ended May 31, 2013 and 4.10% for the year ended May 31, 2016.

(9)
Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.25% for the years ended May 31, 2014 and 1.30% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.25% for the years ended May 31, 2013 and May 31, 2016.

(11)	There was no effect on total return due to the trade error (Note 7).

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015		Year Ended May 31, 2014		Period Ended May 31, 2013 (1)
Net asset value, beginning of period	$8.26		$9.90		$10.44		$10.17		$10.30
Activity from investment operations:
Net investment income (2)	0.36		0.38		0.56		0.46		0.08
Net realized and unrealized gain (loss) on investments	0.11		(1.14)		(0.56)		0.20		(0.21)
Total from investment operations	0.470		(0.76)		0.00(3)		0.66		(0.13)

Less distributions from:
Net investment income	(0.22)		(0.29)		(0.52)		(0.39)		—
Net realized gains	—		—		—		(0.00)(3)		—
Return of Capital	(0.12)		(0.59)		(0.02)		—		—
Total distributions	(0.34)		(0.88)		(0.54)		(0.39)		—
Paid-in-Capital From Redemption Fees	0.00(3)		0.00(3)		0.00(3)		0.00(3)		—
Net asset value, end of period	$8.39		$8.26		$9.90		$10.44		$10.17
Total return (4)	5.82	%(11)	(7.61)%		0.06%		6.65%		(1.26	)%(5)
Net assets, at end of period (000s)	$3,583		$1,105		$6,223		$2,531		$165
Ratio of gross expenses to average net assets (6)	3.75%		4.88	%(8)	2.95%		3.38%		4.12	%(7,8)
Ratio of net expenses to average net assets	1.05%		1.04	%(10)	1.00	%(9)	0.88	%(9)	1.03	%(7,10)
Ratio of net investment income to average net assets	4.36%		4.19%		5.55%		4.50%		5.05	%(7)
Portfolio Turnover Rate	101%		160%		113%		95%		160	%(5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class I shares commenced operations on April 10, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)
Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.09% for the year ended May 31, 2013 and 4.84% for the year ended May 31, 2016.

(9)
Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.00% for the years ended May 31, 2014 and 1.04% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.00% for the years ended May 31, 2013 and May 31, 2016 .

(11)	There was no effect on total return due to the trade error (Note 7).

PART B
STATEMENT OF ADDITIONAL INFORMATION
August 31, 2017

THE REORGANIZATION OF

Crow Point Defined Risk Global Equity Income Fund
(a series of Northern Lights Fund Trust II)

INTO

Crow Point Defined Risk Global Equity Income Fund
(a series of 360 Funds)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, August 31, 2017, for the Special Meeting of Shareholders of the Northern Lights Fund Trust II (“NLFT II”) with respect to the Crow Point Defined Risk Global Equity Income Fund (the “Existing Fund”) to be held on October 6, 2017. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”), among NLFT II, 360 Funds, and Crow Point Partners, LLC, pursuant to which the Existing Fund will transfer that portion of its assets attributable to its Class A and Class I shares, respectively, (in aggregate, all of its assets) to an identically named, newly-created series of 360 Funds (the “New Fund”), as indicated below, in exchange for shares of the corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”).  Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-855-754-7940. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for NLFT II dated October 1, 2016.  The audited financial statements and related independent registered public accountants’ report for NLFT II contained in the Annual Report to Shareholders for the fiscal year ending May 31, 2016, and the Semi-Annual Report to Shareholders for the period ended November 30, 2016 (unaudited) are incorporated herein by reference. Copies are available upon request and without charge by calling 1-855-754-7940.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund, a series of 360 Funds; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Existing Fund into the New Fund because the New Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

PART C

OTHER INFORMATION

Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibits 28(h)(1), (h)(2), (h)(3), (h)(4) and (h)(5) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant.  The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Subject to the rules on incorporation by reference, give a list of all exhibits filed as part of the registration statement. Exhibits:

(1)	(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”).[1]

(1)	(a)(2)	Certificate of Amendment to the Trust Instrument.[4]

(2)		By-Laws. [1]

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement and Prospectus) (filed herewith)

(5)		Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws (Exhibit 1(b)).

(6)	(a)	Investment Advisory Agreement between the Registrant, on behalf of the Stringer Growth Fund and Stringer Moderate Growth Fund (the “Stringer Funds”), as Adviser.[10]

(6)	(b)	Investment Advisory Agreement between the Registrant, on behalf of the WP Large Cap Income Plus Fund, and Winning Points Advisors, LLC, as Adviser.[6]

(6)	(c)
Investment Advisory Agreement between the Registrant, on behalf of the IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund (the “IMS Funds”), and IMS Capital Management, Inc., as Adviser.[8]

(6)	(d)	Investment Advisory Agreement between the Registrant, on behalf of the HedgeRow Income and Opportunity Fund, and Willard Mills Advisory LLC, as Adviser.[11]

(6)	(e)
Investment Advisory Agreement between the Registrant, on behalf of the M3Sixty Advisors Short Duration Fund, M3Sixty Advisors Total Return Fund, M3Sixty Advisors Absolute Return Fund and M3Sixty Advisors Concentrated Global Growth Fund (“M3Sixty Advisors Funds”), and M3Sixty Advisors, LLC, as Adviser.[16]

(6)	(f)	Investment Advisory Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and Crow Point Partners, LLC, as Adviser.[16]

(6)	(g)	Investment Advisory Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and Crow Point Partners, LLC, as Adviser.[16]

(6)	(h)	Investment Advisory Agreement between the Registrant, on behalf of the Crow Point Defined Risk Global Equity Income Fund, and Crow Point Partners, LLC, as Adviser.[16]

(7)	(a)	Distribution Agreement between the Registrant, on behalf of the Stringer Funds, and Matrix 360 Distributors, LLC, as Distributor.[14]

(7)	(b)	Distribution Agreement between the Registrant, on behalf of to the WP Large Cap Income Plus Fund, and Matrix 360 Distributors, LLC, as Distributor.[14]

(7)	(c)	Distribution Agreement between the Registrant, on behalf of the IMS Funds, and Matrix 360 Distributors, LLC, as Distributor.[14]

(7)	(d)	Distribution Agreement between the Registrant, on behalf of the HedgeRow Income and Opportunity Fund, and Matrix 360 Distributors, LLC, as Distributor.[14]

(7)	(e)	Distribution Agreement between the Registrant, on behalf of the M3Sixty Advisors Funds, and Matrix 360 Distributors, LLC, as Distributor.[16]

(7)	(f)	Distribution Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund and Matrix 360 Distributors, LLC, as Distributor.[16]

(7)	(g)	Distribution Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund and Matrix 360 Distributors, LLC, as Distributor.[16]

(7)	(h)	Distribution Agreement between the Registrant, on behalf of the Crow Point Defined Risk Global Equity Income Fund and Matrix 360 Distributors, LLC, as Distributor.[16]

(8)		Not applicable.

(9)	(a)	Custodian Agreement between the Registrant, on behalf of the Stringer Growth Fund, and Fifth Third Bank, N.A., as Custodian.[5]

(9)	(b)	First Amendment to Custodian Agreement between the Registrant, on behalf of the Stringer Moderate Growth Fund, and Fifth Third Bank, N.A., as Custodian.[10]

(9)	(c)	Custodian Agreement between the Registrant, on behalf of the WP Large Cap Income Plus Fund, and Fifth Third Bank, N.A., as Custodian.[6]

(9)	(d)	Custodian Agreement between the Registrant, on behalf of the IMS Funds, and Huntington National Bank, as Custodian.[8]

(9)	(e)	Custodian Agreement between the Registrant, on behalf of the HedgeRow Income and Opportunity Fund, and Fifth Third Bank, N.A., as Custodian.[15]

(9)	(f)	Custodian Agreement between the Registrant, on behalf of the M3Sixty Advisors Funds, and Fifth Third Bank, N.A., as Custodian.[16]

(9)	(g)	Custodian Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and Fifth Third Bank, N.A., as Custodian.[16]

(9)	(h)	Custodian Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and Fifth Third Bank, N.A., as Custodian.[16]

(9)	(i)	Custodian Agreement between the Registrant, on behalf of the Crow Point Defined Risk Global Equity Income Fund, and Fifth Third Bank, N.A., as Custodian.[16]

(10)	(a)(1)	Distribution Plan under Rule 12b-1 for the Stringer Funds.[10]

(10)	(a)(2)	Distribution Plan under Rule 12b-1 for the WP Large Cap Income Plus Fund.[6]

(10)	(a)(3)	Distribution Plan under Rule 12b-1 for the HedgeRow Income and Opportunity Fund.[11]

(10)	(a)(4)	Distribution Plan under Rule 12b-1 for the M3Sixty Advisors Funds.[16]

(10)	(a)(5)	Distribution Plan under Rule 12b-1 for the Crow Point Alternative Income Fund.[16]

(10)	(a)(6)	Distribution Plan under Rule 12b-1 for the EAS Crow Point Alternatives Fund.[16]

(10)	(a)(7)	Distribution Plan under Rule 12b-1 for the Crow Point Defined Risk Global Equity Income Fund. [16]

(10)	(b)(1)	Rule 18f-3 Plan for the Stringer Funds.[10]

(10)	(b)(2)	Rule 18f-3 Plan for the WP Large Cap Income Plus Fund.[6]

(10)	(b)(3)	Rule 18f-3 Plan for the HedgeRow Income and Opportunity Fund.[11]

(10)	(b)(4)	Rule 18f-3 Plan for the M3Sixty Advisors Funds.[16]

(10)	(b)(5)	Rule 18f-3 Plan for the EAS Crow Point Alternatives Fund.[16]

(10)	(b)(6)	Rule 18f-3 Plan for the Crow Point Defined Risk Global Equity Income Fund.[16]

(11)	(a)	Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Stringer Growth Fund.[5]

(11)	(b)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the Stringer Moderate Growth Fund. [10]

(11)	(c)	Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Stringer Funds.[15]

(11)	(d)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the WP Large Cap Income Plus Fund.[6]

(11)	(e)	Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the WP Large Cap Income Plus Fund.[13]

(11)	(f)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the IMS Funds.[8]

(11)	(g)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the HedgeRow Income and Opportunity Fund.[11]

(11)	(h)	Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the HedgeRow Income and Opportunity Fund.[14]

(11)	(i)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the M3Sixty Advisors Funds.[16]

(11)	(j)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Crow Point Alternative Income Fund.[16]

(11)	(k)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the EAS Crow Point Alternatives Fund.[16]

(11)	(l)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Crow Point Defined Risk Global Equity Income Fund.[16]

(11)	(m)	Form of Opinion and Consent of Counsel regarding tax matters, filed with the SEC on July 31, 2017.

(11)	(n)
Opinion and Consent of Counsel regarding the legality of the securities being registered with respect to the Reorganization of the Crow Point Alternative Income Fund into the Crow Point Alternative Income Fund of the Trust, filed with the SEC on August 31, 2017.

(11)	(o)
Opinion and Consent of Counsel regarding the legality of the securities being registered with respect to the Reorganization of the EAS Crow Point Alternatives Fund into the EAS Crow Point Alternatives Fund of the Trust, filed with the SEC on August 31, 2017.

(11)	(p)
Opinion and Consent of Counsel regarding the legality of the securities being registered with respect to the Reorganization of the Crow Point Defined Risk Global Equity Fund into the Crow Point Defined Risk Global Equity Fund of the Trust, filed with the SEC on August 30, 2017.

(12)		Not applicable.

(13)	(a)(1)	Investment Company Services Agreement between the Registrant, on behalf of the Stringer Funds, and M3Sixty Administration, LLC, as Administrator.[10]

(13)	(a)(2)	Investment Company Services Agreement between the Registrant, on behalf of the WP Large Cap Income Plus Fund, and M3Sixty Administration, LLC, as Administrator.[6]

(13)	(a)(3)	Investment Company Services Agreement between the Registrant, on behalf of the IMS Funds, and M3Sixty Administration, LLC, as Administrator.[8]

(13)	(a)(4)	Investment Company Services Agreement between the Registrant, on behalf of the HedgeRow Income and Opportunity Fund, and M3Sixty Administration, LLC, as Administrator.[14]

(13)	(a)(5)	Investment Company Services Agreement between the Registrant, on behalf of the M3Sixty Advisors Funds, and M3Sixty Administration, LLC, as Administrator.[16]

(13)	(a)(6)	Investment Company Services Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and M3Sixty Administration, LLC, as Administrator.[16]

(13)	(a)(7)	Investment Company Services Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and M3Sixty Administration, LLC, as Administrator.[16]

(13)	(a)(8)	Investment Company Services Agreement between the Registrant, on behalf of the Crow Point Defined Risk Global Equity Income Fund, and M3Sixty Administration, LLC, as Administrator.[16]

(13)	(b)(1)	Amended Expense Limitation Agreement between the Registrant, on behalf of the Stringer Funds, and Stringer Asset Management, LLC, as Adviser.[15]

(13)	(b)(2)	Expense Limitation Agreement between the Registrant, on behalf of the IMS Funds, and IMS Capital Management, Inc., as Adviser.[9]

(13)	(b)(3)	Expense Limitation Agreement between the Registrant, on behalf of the HedgeRow Income and Opportunity Fund, and Willard Mills Advisory LLC, as Adviser.[15]

(13)	(b)(4)
Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Advisors Short Duration Fund, M3Sixty Advisors Total Return Fund and M3Sixty Advisors Absolute Return Fund, and M3Sixty Advisors, LLC, as Adviser.[16]

(13)	(b)(5)	Expense Limitation Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and Crow Point Partners, LLC, as Adviser.[16]

(13)	(b)(6)	Expense Limitation Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and Crow Point Partners, LLC, as Adviser.[16]

(13)	(b)(7)	Expense Limitation Agreement between the Registrant, on behalf of the Crow Point Defined Risk Global Equity Income Fund, and Crow Point Partners, LLC, as Adviser.[16]

(14)	(a)	Consent of Independent Registered Public Accounting Firm with respect to the Stringer Funds.[15]

(14)	(b)	Consent of Independent Registered Public Accounting Firm with respect to the WP Large Cap Income Plus Fund.[13]

(14)	(c)	Consent of Independent Registered Public Accounting Firm with respect to the HedgeRow Income and Opportunity Fund.[14]

(14)	(d)	Consent of Independent Registered Public Accounting Firm with respect to the IMS Funds.[8]

(14)	(e)	Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Advisors Funds.[16]

(14)	(f)	Consent of Independent Registered Public Accounting Firm with for the Crow Point Alternative Income Fund, filed with the SEC on September 1, 2017

(14)	(g)	Consent of Independent Registered Public Accounting Firm with for the EAS Crow Point Alternatives Fund. [16]

(14)	(h)	Consent of Independent Registered Public Accounting Firm with respect to the Crow Point Defined Risk Global Equity Income Fund. (filed herewith)

(15)		Not applicable.

(16)		Copy of Powers of Attorney, filed with the SEC on July 31, 2017.

(17)	(a)(1)	Code of Ethics for the Registrant.[4]

(17)	(a)(2)	Code of Ethics for Stringer Asset Management, LLC.[12]

(17)	(a)(3)	Code of Ethics for Winning Points Advisors, LLC.[6]

(17)	(a)(4)	Code of Ethics for IMS Capital Management, Inc.[7]

(17)	(a)(5)	Code of Ethics for Willard Mills Advisory LLC.[11]

(17)	(a)(6)	Code of Ethics for M3Sixty Advisors, LLC.[16]

(17)	(a)(7)	Code of Ethics for Crow Point Partners, LLC.[16]

(17)	(a)(8)	Code of Ethics for the Distributor.[14]

(17)	(b)	Forms of Voting Instruction and Proxy Cards (filed herewith)

All Exhibits filed previously are herein incorporated by reference as follows:

	1.	Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed March 14, 2005.
	2.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.
	3.	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed August 21, 2008.
	4.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.
	5.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2013.
	6.	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed October 10, 2013
	7.	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed March 14, 2014.

8.	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.
9.	Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed October 31, 2014.
10.	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.
11.	Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.
12.	Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2016.
13.	Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed December 30, 2016.
14.	Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.
15.	Incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed June 16, 2017.
16.	To be Filed by Amendment.

Item 17. Undertakings

(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganizations as required by Item 16(12) of Form N-14 upon closing of the Reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant 360 Funds, has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairway and State of Kansas on this 1st  day of September, 2017.

360 Funds

By:	/s/ Randall Linscott
Randall Linscott, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*		September 1, 2017
Art Falk, Trustee		Date
*		September 1, 2017
Thomas Krausz, Trustee		Date
*		September 1, 2017
Gary DiCenzo, Trustee		Date
*		September 1, 2017
Tom M. Wirtshafter, Trustee		Date
/s/ Randall Linscott		September 1, 2017
Randall Linscott, Trustee and President		Date
/s/ Larnell Smith		September 1, 2017
Larnell Smith, Treasurer		Date
* By:	/s/ Randall Linscott	September 1, 2017
Randall Linscott, Attorney-in-Fact		Date

*	Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT LIST – Appendix A

(4)		Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement and Prospectus)
(14)	(h)	Consent of Independent Public Accountant
(17)	(b)	Forms of Voting Instruction and Proxy Cards